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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated October 25, 1996 in Amendment No. 4 to the Registration Statement (Form S-3 No. 333-26747) and related Prospectus of Sawtek Inc. for the registration of 3,000,000 shares of its common stock.


                                          ERNST & YOUNG LLP

Orlando, Florida

June 27, 1997